Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies[Abstract]
Commitments and contingencies

19. Commitments and contingencies

The Group leases certain of its office properties under non-cancellable operating lease arrangements. Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases, and the terms of the leases do not contain rent escalation, or contingent rent, renewal, or purchase options. There are no restrictions placed upon the Group by entering into these leases.

Commitments

Operating lease commitments

As of December 31, 2012, the Group had the following operating lease obligations falling due:

Amount
US$
2013	2,278,474
2014	2,120,722
2015	2,091,688
2016	290,071
2017 and thereafter	196,849

Total	6,977,804

Other commitments

On October 23, 2012, the Group entered into a capital lease agreement to purchase a corporate aircraft, which is expected to be delivered in June 2013, upon which the capital lease will commence. As of the capital lease commencement date, the Group will measure a capital lease asset and capital lease obligation at an amount equal to the present value of the minimum lease payments during the lease term, excluding the portion of the payments representing executory costs (such as insurance, maintenance, and taxes to be paid by the lessor) as well as any profit thereon.

As of December 31, 2012, the Company is contractually committed to pay the following amounts:

Amount
US$
2013	3,385,678
2014	4,514,238
2015	4,514,238
2016	4,514,238
2017 and thereafter	19,185,510

Total	36,113,902

As of December 31, 2012, the Group had outstanding commitments with respect to non-cancelable construction contracts for real estate development and land use rights purchases as follows:

Amount
US$
Due within 1 year	226,778,420

Contingencies

As at December 31, 2012, the Group provided guarantees of US$951,053,313 (2011: US$709,489,907), in favor of its customers in respect of mortgage loans granted by banks to such customers for their purchases of the Group's properties where the underlying real estate ownership certificates can only be provided to the banks on a time delay manner due to administrative procedures in the PRC. Pursuant to the terms of the guarantees, upon default in mortgage payments by these purchasers, the Group is responsible to repay the outstanding mortgage principal together with the accrued interest and penalty owed by the defaulted purchasers to the bank and the Group is entitled to take over the legal titles and possession of the related properties. The Group's guarantee period starts from the date of grant of the relevant mortgage loan and ends upon issuance of real estate ownership certificate which will generally be available within six to twelve months after the purchaser takes possession of the relevant property. The Group paid US$95,563, US$41,793, and US$273,987 to satisfy guarantee obligations related to customer defaults for the years ended December 2010, 2011 and 2012, respectively.

The fair value of the guarantees is not significantly different than the net realizable value of the properties and the management considers that in case of default in payments, the net realizable value of the related properties can cover the repayment of the outstanding mortgage principal together with the accrued interest and penalty and therefore no provision has been made for the guarantees.

In the prior years, the Company has settled the LAT for three of its projects based on the deemed profit method, which was approved by the local tax bureau. It is reasonably possible that in future periods, the federal tax bureau may conclude that the deemed profit method used by the Company in settling LAT for these three projects is not appropriate. The estimated amount for this contingency is US$22.8 million. See Note 12(c) for details.